Schedule of Investments PIMCO Income Strategy Fund II	March 31, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 116.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 35.5%
AI Silk Midco Ltd. TBD% due 02/24/2031	EUR	1,000	$1,050
Air Canada 7.833% (TSFR03M + 2.500%) due 03/14/2031 ~		$300	301
Amsurg
10.123% (TSFR03M + 4.750%) due 11/03/2028 «~		735	735
14.248% due 07/20/2026 «~		12,402	12,402
AP Core Holdings LLC 10.945% due 09/01/2027		14,406	14,141
AVSC Holding Corp. (8.676% Cash and 0.250% PIK) 8.926% due 03/03/2025 (c)		4,962	4,989
BDO U.S.A. PC 11.330% (TSFR1M + 6.000%) due 08/31/2028 «~		2,527	2,542
Cengage Learning, Inc. TBD% due 03/22/2031		2,100	2,100
Chromalloy Corp. TBD% due 03/27/2031		2,000	1,997
Cohesity
TBD% due 03/08/2031 «µ		772	772
TBD% due 03/08/2031 «		7,300	7,300
Diamond Sports Group LLC TBD% due 05/25/2026		7,988	7,689
DirecTV Financing LLC 10.445% (TSFR1M + 5.000%) due 08/02/2027 ~		382	383
Envalior Finance GmbH
9.412% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,100	2,098
10.813% (TSFR03M + 5.500%) due 03/29/2030 ~		$3,267	3,045
Finastra U.S.A., Inc.
0.500% - 12.575% (TSFR1M + 7.250%) due 09/13/2029 «~µ		103	103
12.459% - 12.575% (TSFR03M + 7.250%) due 09/13/2029 «~		997	1,005
Forward Air Corp. 9.827% (TSFR1M + 4.500%) due 12/19/2030 ~		1,800	1,777
Gateway Casinos & Entertainment Ltd.
13.413% (CDOR03 + 8.000%) due 10/18/2027 ~	CAD	3,821	2,828
13.469% due 10/15/2027		$6,666	6,683
iHeartCommunications, Inc. 8.695% due 05/01/2026		550	481
Ivanti Software, Inc. 9.839% due 12/01/2027		9,175	8,613
Lealand Finance Co. BV 8.442% (TSFR1M + 3.000%) due 06/28/2024 ~		88	48
Lealand Finance Co. BV (6.441% Cash and 3.000% PIK) 9.441% due 06/30/2025 (c)		837	347
Lifepoint Health, Inc. 11.087% due 11/16/2028		3,200	3,212
Magenta Buyer LLC 10.574% (TSFR03M + 5.000%) due 07/27/2028 ~		995	597
Market Bidco Ltd. 10.044% due 11/04/2027	GBP	9,371	11,833
MPH Acquisition Holdings LLC 9.855% due 09/01/2028		$9,596	9,297
Obol France 3 SAS 8.864% (EUR006M + 4.750%) due 12/31/2025 ~	EUR	5,900	6,141
Oi SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		$4,206	74
12.500% due 09/07/2024		8,929	8,884
Poseidon Bidco SASU 8.902% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	2,700	2,868
Promotora de Informaciones SA 9.123% (EUR003M + 5.220%) due 12/31/2026 ~		16,447	17,537
Promotora de Informaciones SA (6.873% Cash and 5.000% PIK) 11.873% (EUR003M + 2.970%) due 06/30/2027 ~(c)		715	733
Proofpoint, Inc. TBD% due 08/31/2028		$200	200
PUG LLC 10.075% (TSFR03M + 4.750%) due 03/15/2030 ~		3,100	3,108
Red Rock Resorts TBD% due 03/14/2031		1,700	1,700
Rising Tide Holdings, Inc. 14.329% (TSFR1M + 9.000%) due 06/01/2026 «~		405	393
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	21,403	8,833

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

Syniverse Holdings, Inc. 12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		$17,640	16,886
Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		12,167	213
1.750% due 02/26/2035		214	4
U.S. Renal Care, Inc. 10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		18,240	15,899
Veritas U.S., Inc. 10.445% due 09/01/2025		10,612	9,848
Wesco Aircraft Holdings, Inc. TBD% due 05/01/2024		6,695	7,166
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		2,023	1,315
Windstream Services LLC
9.430% due 02/23/2027		6,060	5,999
11.680% due 09/21/2027		2,741	2,684

Total Loan Participations and Assignments (Cost $224,964)			218,853

CORPORATE BONDS & NOTES 37.5%
BANKING & FINANCE 9.7%
Agps Bondco PLC
4.625% due 01/14/2026	EUR	3,900	1,648
5.000% due 04/27/2027		2,400	1,003
5.500% due 11/13/2026		200	84
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		$2,700	2,552
Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •(k)	EUR	2,100	2,377
8.000% due 01/22/2030 •(k)		2,361	2,581
10.500% due 07/23/2029 (k)		5,318	6,771
Banco Bilbao Vizcaya Argentaria SA 6.033% due 03/13/2035 •		$600	609
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	800	213
Banco do Brasil SA 6.000% due 03/18/2031		$400	402
Barclays PLC
6.692% due 09/13/2034 •(k)		600	639
7.437% due 11/02/2033 •(k)		2,282	2,537
BOI Finance BV 7.500% due 02/16/2027	EUR	3,000	3,069
CaixaBank SA 6.840% due 09/13/2034 •(k)		$500	535
Cape Lookout Re Ltd. 13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~		800	802
Cosaint Re Pte. Ltd. 15.202% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		900	898
Credit Suisse AG AT1 Claim		8,393	964
Deutsche Bank AG
3.547% due 09/18/2031 •(k)		400	352
6.720% due 01/18/2029 •(k)		300	310
East Lane Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251
Ford Motor Credit Co. LLC
5.800% due 03/08/2029 (k)		800	804
6.125% due 03/08/2034 (k)		1,700	1,710
GSPA Monetization Trust 6.422% due 10/09/2029		2,297	2,210
Hestia Re Ltd. 14.732% (T-BILL 1MO + 9.370%) due 04/22/2025 ~		704	696
Hudson Pacific Properties LP 3.950% due 11/01/2027		100	89
Integrity Re Ltd.
22.362% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		400	400
28.362% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		400	400
Intesa Sanpaolo SpA
6.625% due 06/20/2033 (k)		3,200	3,323
7.200% due 11/28/2033 (k)		2,100	2,264
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	500	508
Lazard Group LLC 6.000% due 03/15/2031		$200	202
Lloyds Banking Group PLC 5.679% due 01/05/2035 •(k)		600	604
Long Walk Reinsurance Ltd. 15.112% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		700	709
Sanders Re Ltd. 17.122% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		1,405	1,262
Societe Generale SA 6.691% due 01/10/2034 •(k)		500	525
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,298	810
2.100% due 05/15/2028 ^(d)		200	128

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

3.125% due 06/05/2030 ^(d)		200	129
3.500% due 01/29/2025 ^(d)		100	64
4.345% due 04/29/2028 ^(d)		500	317
4.570% due 04/29/2033 ^(d)		1,600	1,015
UBS Group AG
3.091% due 05/14/2032 •(k)		300	255
4.194% due 04/01/2031 •(k)		400	372
9.016% due 11/15/2033 •(k)		250	304
Uniti Group LP
6.000% due 01/15/2030 (k)		9,565	7,142
6.500% due 02/15/2029 (k)		2,900	2,250
Ursa Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 12/07/2026 ~		800	810
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		4,752	831
Winston RE Ltd. 17.112% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		600	596
Yosemite Re Ltd. 15.340% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		760	787

			60,113

INDUSTRIALS 23.8%
Altice France Holding SA
8.000% due 05/15/2027	EUR	3,300	1,191
10.500% due 05/15/2027		$2,900	1,088
Beazer Homes USA, Inc. 7.500% due 03/15/2031		600	607
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		799	770
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		6,696	6,425
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		6,359	6,284
CGG SA
7.750% due 04/01/2027	EUR	5,500	5,445
8.750% due 04/01/2027 (k)		$3,656	3,316
CVS Pass-Through Trust 7.507% due 01/10/2032 (k)		613	635
DISH DBS Corp.
5.250% due 12/01/2026		7,000	5,525
5.750% due 12/01/2028		7,260	5,003
Ecopetrol SA 8.375% due 01/19/2036		220	222
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		77	12
Ford Motor Co. 7.700% due 05/15/2097 (k)		6,455	6,968
GN Bondco LLC 9.500% due 10/15/2031 (k)		400	400
HCA, Inc. 7.500% due 11/15/2095 (k)		1,200	1,332
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		13,948	12,994
Inter Media & Communication SpA 6.750% due 02/09/2027 (k)	EUR	1,795	1,905
Legacy LifePoint Health LLC 4.375% due 02/15/2027		$300	286
LifePoint Health, Inc.
9.875% due 08/15/2030 (k)		800	838
11.000% due 10/15/2030 (k)		2,900	3,103
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	800	815
Medline Borrower LP 6.250% due 04/01/2029		$900	905
New Albertsons LP 6.570% due 02/23/2028		6,800	6,494
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		900	706
11.750% due 10/15/2028 (k)		500	542
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		10,500	9,812
Odebrecht Oil & Gas Finance Ltd. 0.000% due 04/29/2024 (g)(h)		1,101	60
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		1,732	1,441
6.840% due 01/23/2030 (k)		800	706
8.750% due 06/02/2029 (k)		1,416	1,382
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (k)		1,361	1,355
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,300	1,149
Station Casinos LLC 6.625% due 03/15/2032		$900	910
Surgery Center Holdings, Inc. 7.250% due 04/15/2032 (b)		500	504

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		1,742	1,550
5.750% due 09/30/2039		7,045	7,041
TransDigm, Inc. 6.375% due 03/01/2029		1,300	1,306
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,704	1,495
USA Compression Partners LP 7.125% due 03/15/2029		300	304
Vale SA 1.378% due 12/29/2049 ~(h)	BRL	110,000	7,113
Venture Global LNG, Inc.
9.500% due 02/01/2029 (k)		$2,725	2,939
9.875% due 02/01/2032 (k)		2,400	2,588
Veritas U.S., Inc. 7.500% due 09/01/2025 (k)		1,570	1,441
Vital Energy, Inc. 7.875% due 04/15/2032		400	407
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		27,315	24,856
Windstream Escrow LLC 7.750% due 08/15/2028 (k)		4,800	4,447

			146,617

UTILITIES 4.0%
FORESEA Holding SA 7.500% due 06/15/2030 (k)		1,171	1,102
NGD Holdings BV 6.750% due 12/31/2026		349	243
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	5,938
Oi SA 10.000% due 07/27/2025 ^(d)		26,307	460
Pacific Gas & Electric Co.
4.500% due 12/15/2041		22	18
4.750% due 02/15/2044 (k)		4,092	3,457
4.950% due 07/01/2050 (k)		4,328	3,726
PacifiCorp 5.800% due 01/15/2055 (k)		700	691
Peru LNG SRL 5.375% due 03/22/2030 (k)		7,840	6,830
Raizen Fuels Finance SA 6.450% due 03/05/2034		300	308
Vistra Operations Co. LLC 6.950% due 10/15/2033 (k)		1,500	1,602

			24,375

Total Corporate Bonds & Notes (Cost $266,187)			231,105

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		3,400	2,133

Total Convertible Bonds & Notes (Cost $3,400)			2,133

MUNICIPAL BONDS & NOTES 3.5%
MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		2,100	1,666

OHIO 0.9%
Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111		6,000	5,400

PUERTO RICO 1.6%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (k)		575	333
0.000% due 11/01/2051 (k)		17,864	9,818

			10,151

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		45,700	4,238

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

Total Municipal Bonds & Notes (Cost $20,418)		21,455

U.S. GOVERNMENT AGENCIES 1.7%
Fannie Mae
0.815% due 01/25/2040 •(a)	110	8
3.500% due 02/25/2042 (a)	268	22
4.500% due 11/25/2042 (a)(k)	680	77
Freddie Mac
0.000% due 09/15/2035 •(k)	776	607
0.700% due 11/25/2055 ~(a)	33,005	1,934
3.000% due 02/15/2033 (a)	651	47
3.500% due 12/15/2032 (a)(k)	914	90
6.155% due 11/25/2055 «~	8,004	4,970
12.985% due 12/25/2027 •	2,400	2,534
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	152	16
4.000% due 10/16/2042 - 10/20/2042 (a)	117	11

Total U.S. Government Agencies (Cost $11,294)		10,316

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.8%
Atrium Hotel Portfolio Trust
7.123% due 12/15/2036 •	1,700	1,626
7.573% due 12/15/2036 •	3,200	2,945
9.023% due 06/15/2035 •	2,200	2,130
Banc of America Funding Trust
5.214% due 01/20/2047 ~	361	307
6.000% due 01/25/2037	2,549	2,089
BCAP LLC Trust
0.000% due 05/26/2037 ~	708	302
3.606% due 08/28/2037 ~	1,082	1,066
3.932% due 08/26/2037 ~	8,408	6,435
4.394% due 09/26/2036 ~	3,214	2,893
4.410% due 07/26/2037 ~	4,102	3,599
4.527% due 03/26/2037 þ	620	875
5.750% due 12/26/2035 ~	1,540	1,036
6.250% due 11/26/2036	2,171	1,614
Bear Stearns ALT-A Trust
4.207% due 09/25/2047 ~	3,575	1,703
4.522% due 11/25/2035 ~	2,707	1,808
4.576% due 11/25/2036 ~	265	140
4.701% due 09/25/2035 ~	229	125
5.944% due 01/25/2036 •	399	362
Braemar Hotels & Resorts Trust 7.898% due 06/15/2035 •	1,400	1,360
BX Trust 7.027% due 10/15/2036 •(k)	845	837
CALI Mortgage Trust 3.957% due 03/10/2039 (k)	3,100	2,773
CD Mortgage Trust 5.688% due 10/15/2048	83	76
Chase Mortgage Finance Trust
4.897% due 12/25/2035 «~	3	3
5.500% due 05/25/2036 «	1	0
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037 «	8	8
6.000% due 09/25/2037 «	233	222
Colony Mortgage Capital Ltd. 8.157% due 11/15/2038 •	1,200	1,065
Commercial Mortgage Loan Trust 6.369% due 12/10/2049 ~	329	13
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036	1,415	795
6.000% due 08/25/2037 ~	713	386
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	200	85
5.500% due 01/25/2036	254	146
5.750% due 01/25/2035	114	109
5.750% due 02/25/2035	173	118
5.750% due 12/25/2036	544	211
5.770% due 04/25/2036 ~	270	233
6.000% due 02/25/2035	216	157
6.000% due 04/25/2036	348	166
6.000% due 04/25/2037 «	464	204
6.000% due 04/25/2037	723	342
6.250% due 11/25/2036	402	300
6.250% due 12/25/2036 •	396	167
6.500% due 08/25/2036	368	116
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 07/25/2037	1,142	485
6.024% due 03/25/2035 •	1,874	1,550
6.250% due 09/25/2036	323	128
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035	200	148

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

Credit Suisse Mortgage Capital Certificates 5.015% due 10/26/2036 ~		5,148	4,279
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036		98	52
9.794% due 07/15/2032 •		5,379	4,821
DBGS Mortgage Trust 7.740% due 10/15/2036 •(k)		2,390	1,835
First Horizon Mortgage Pass-Through Trust
0.000% due 11/25/2035 «~		1	0
4.830% due 05/25/2037 ~		122	53
Freddie Mac 13.120% due 11/25/2041 •		3,800	4,152
GS Mortgage Securities Corp. Trust 8.726% due 08/15/2039 •(k)		1,100	1,107
Hilton USA Trust 2.828% due 11/05/2035 (k)		800	694
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037		3,452	1,061
Jackson Park Trust 3.242% due 10/14/2039 ~		1,616	1,275
JP Morgan Alternative Loan Trust
3.838% due 05/25/2036 ~		756	422
4.110% due 03/25/2037 ~		445	403
4.677% due 03/25/2036 ~		717	508
JP Morgan Chase Commercial Mortgage Securities Trust
6.812% due 07/05/2033 •(k)		2,275	2,012
9.623% due 02/15/2035 •		3,756	3,676
JP Morgan Mortgage Trust
5.352% due 02/25/2036 ~		136	92
5.524% due 10/25/2035 «~		50	46
6.500% due 09/25/2035 «		32	20
Lehman Mortgage Trust
6.000% due 07/25/2037 «		163	142
6.500% due 09/25/2037		1,751	547
Lehman XS Trust 5.884% due 06/25/2047 •		813	715
MASTR Asset Securitization Trust 6.500% due 11/25/2037 «		326	76
Merrill Lynch Mortgage Investors Trust 4.778% due 03/25/2036 ~		1,043	591
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		818	752
Morgan Stanley Capital Trust 9.973% due 11/15/2034 •		2,400	2,293
New Orleans Hotel Trust 9.062% due 04/15/2032 •		1,300	1,198
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 þ		7	3
Residential Accredit Loans, Inc. Trust
4.444% due 12/26/2034 ~		467	164
6.000% due 08/25/2036		132	108
Residential Asset Securitization Trust
5.750% due 02/25/2036		770	280
6.000% due 07/25/2037		1,319	503
6.250% due 09/25/2037		2,472	1,009
Residential Funding Mortgage Securities, Inc. Trust 4.724% due 09/25/2035 ~		427	318
Structured Adjustable Rate Mortgage Loan Trust
4.776% due 01/25/2036 ~		1,209	617
5.569% due 11/25/2036 ~		964	794
SunTrust Adjustable Rate Mortgage Loan Trust 5.608% due 02/25/2037 ~		62	52
WaMu Mortgage Pass-Through Certificates Trust
3.845% due 05/25/2037 ~		431	365
3.971% due 10/25/2036 ~		334	286
4.174% due 02/25/2037 ~		238	197
4.541% due 07/25/2037 ~		419	347
WSTN Trust
7.690% due 07/05/2037 ~(k)		1,400	1,381
8.455% due 07/05/2037 ~		1,400	1,391
9.835% due 07/05/2037 ~		1,100	1,089

Total Non-Agency Mortgage-Backed Securities (Cost $91,660)			84,984

ASSET-BACKED SECURITIES 6.1%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	629
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,582
Argent Securities Trust 5.824% due 03/25/2036 •		2,983	1,624
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	1,842
Bear Stearns Asset-Backed Securities Trust
5.178% due 10/25/2036 •		$1,710	2,656
6.500% due 10/25/2036		341	142

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

Belle Haven ABS CDO Ltd. 5.842% due 07/05/2046 •		180,259	410
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	488
0.000% due 10/22/2031 ~		1,500	262
Citigroup Mortgage Loan Trust
5.744% due 12/25/2036 •(k)		11,018	4,488
5.764% due 12/25/2036 •		1,242	681
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	621	111
Fremont Home Loan Trust 5.594% due 01/25/2037 •		$10,942	4,985
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	319	0
Home Equity Mortgage Loan Asset-Backed Trust 5.604% due 07/25/2037 •		$2,270	1,249
KKR CLO Ltd. 0.000% due 10/17/2031 ~		3,000	2,060
Magnetite Ltd. 0.000% due 01/15/2028 ~		5,650	1,417
Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	102
0.000% due 03/15/2030 «(g)		6	184
Merrill Lynch Mortgage Investors Trust 5.764% due 04/25/2037 •		360	178
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		381	212
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	752
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	1,065
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	398
0.000% due 10/15/2048 «(g)		1	298
SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(g)		21	183
0.000% due 09/25/2040 «(g)		1,758	182
Taberna Preferred Funding Ltd.
5.894% due 12/05/2036 •		4,350	3,806
5.914% due 08/05/2036 •		5,203	4,683
6.062% due 07/05/2035 •		1,208	1,111

Total Asset-Backed Securities (Cost $70,853)			37,780

SOVEREIGN ISSUES 3.4%
Argentina Government International Bond
0.750% due 07/09/2030 þ		3,626	1,834
1.000% due 07/09/2029		683	366
3.500% due 07/09/2041 þ		5,512	2,229
3.625% due 07/09/2035 þ		10	4
3.625% due 07/09/2035 þ(k)		3,731	1,555
3.625% due 07/09/2046 þ		115	52
4.250% due 01/09/2038 þ		11,605	5,402
Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (g)	ARS	99,923	139
4.000% due 10/14/2024		269,166	311
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	141,200	2,477
13.000% due 01/30/2026		111,700	1,966
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$500	258
7.875% due 02/11/2035 ^(d)		600	309
8.750% due 03/11/2061 ^(d)		200	103
Israel Government International Bond
5.375% due 03/12/2029		600	602
5.500% due 03/12/2034		600	595
5.750% due 03/12/2054		600	576
Provincia de Buenos Aires 106.588% due 04/12/2025	ARS	19,785	19
Romania Government International Bond
5.500% due 09/18/2028	EUR	900	1,002
6.375% due 09/18/2033		900	1,040
Ukraine Government International Bond 4.375% due 01/27/2032		1,205	351
Venezuela Government International Bond
8.250% due 10/13/2024 ^ (d)		$28	4

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

9.250% due 09/15/2027 ^(d)	315	57

Total Sovereign Issues (Cost $25,071)		21,251

	SHARES
COMMON STOCKS 12.2%
COMMUNICATION SERVICES 0.2%
Clear Channel Outdoor Holdings, Inc. (e)	549,096	906
iHeartMedia, Inc. 'A' (e)	129,909	271
iHeartMedia, Inc. 'B' «(e)	100,822	190
Promotora de Informaciones SA 'A' (e)	258,261	98

		1,465

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(i)	24,971,388	0

ENERGY 0.0%
Axis Energy Services 'A' «(i)	2,048	61

FINANCIALS 1.8%
Banca Monte dei Paschi di Siena SpA (e)	1,043,000	4,726
Intelsat Emergence SA «(i)	233,715	6,407

		11,133

HEALTH CARE 4.5%
Amsurg Equity «(e)(i)	563,629	27,877

INDUSTRIALS 2.8%
Drillco Holding Lux SA «(e)(i)	66,318	1,600
Forsea Holding SA «(e)	27,587	665
Neiman Marcus Group Ltd. LLC «(e)(i)	82,915	12,134
Syniverse Holdings, Inc. «(i)	2,403,564	2,216
Voyager Aviation Holdings LLC «(e)	1,155	0
Westmoreland Mining Holdings «(e)(i)	52,802	158
Westmoreland Mining LLC «(e)(i)	53,267	140

		16,913

UTILITIES 2.9%
West Marine New «(e)(i)	2,750	29
Windstream Units «(e)	565,698	17,863

		17,892

Total Common Stocks (Cost $62,721)		75,341

RIGHTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Promotora de Informaciones SA	258,261	1

Total Rights (Cost $0)		1

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	401	1

UTILITIES 0.0%
West Marine - Exp. 09/11/2028 «	357	0

Total Warrants (Cost $5,389)		1

PREFERRED SECURITIES 0.9%
BANKING & FINANCE 0.9%
AGFC Capital Trust 7.326% (US0003M + 1.750%) due 01/15/2067 ~(k)	1,800,000	1,039
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)	70,000	64
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(h)	1,000,000	972
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)(k)	2,946,300	3,373

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)		200,000	3
4.250% due 11/15/2026 ^(d)(h)		100,000	2
4.700% due 11/15/2031 ^(d)(h)		178,000	3

			5,456

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		6,929	0

Total Preferred Securities (Cost $8,473)			5,456

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
Uniti Group, Inc.		203,351	1,200
VICI Properties, Inc.		89,142	2,655

Total Real Estate Investment Trusts (Cost $1,834)			3,855

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.5%
REPURCHASE AGREEMENTS (j) 0.3%			2,038

SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER 3.750% due 05/20/2024	ARS	169,600	176

U.S. TREASURY BILLS 0.2%
5.372% due 05/02/2024 - 06/06/2024 (f)(g)(n)		$926	919

Total Short-Term Instruments (Cost $3,134)			3,133

Total Investments in Securities (Cost $795,398)			715,664

		SHARES
INVESTMENTS IN AFFILIATES 8.7%
SHORT-TERM INSTRUMENTS 8.7%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio III		5,532,371	53,813

Total Short-Term Instruments (Cost $53,809)			53,813

Total Investments in Affiliates (Cost $53,809)			53,813

Total Investments 124.8% (Cost $849,207)			$769,477
Financial Derivative Instruments (l)(m) 0.0%(Cost or Premiums, net $(8,326))			29
Auction-Rate Preferred Shares (6.3)%			(38,900)
Other Assets and Liabilities, net (18.5)%			(113,863)

Net Assets Applicable to Common Shareholders 100.0%			$616,743

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity	11/02/2023 - 11/06/2023	$23,551	$27,877	4.52%
Axis Energy Services 'A'	07/01/2021	30	61	0.01
Drillco Holding Lux SA	06/08/2023	1,326	1,600	0.26
Intelsat Emergence SA	06/19/2017 - 02/23/2024	16,395	6,407	1.04
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	12,134	1.97
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc. 12.500%	05/12/2022 - 11/30/2023	2,364	2,216	0.36
West Marine New	09/12/2023	40	29	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,521	158	0.03
Westmoreland Mining LLC	06/30/2023	353	140	0.02

$48,299	$50,622	8.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.600%	03/28/2024	04/01/2024	$2,038	U.S. Treasury Notes 5.000% due 09/30/2025	$(2,079)	$2,038	$2,039

Total Repurchase Agreements	$(2,079)	$2,038	$2,039

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO	5.680%	03/21/2024	05/20/2024	$(3,836)	$(3,843)
BOS	5.770	01/08/2024	04/08/2024	(2,977)	(3,017)
6.031	03/04/2024	06/03/2024	(8,426)	(8,466)
BPS	4.320	03/04/2024	TBD(3)	EUR	(2,390)	(2,587)
4.386	09/15/2023	04/11/2024	(7,838)	(8,650)
4.386	09/15/2023	TBD(3)	(1,480)	(1,635)
6.180	10/10/2023	04/08/2024	$(2,026)	(2,086)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

6.180	11/24/2023	04/08/2024	(394)	(402)
6.180	03/20/2024	04/08/2024	(759)	(760)
6.620	01/22/2024	07/18/2024	(3,236)	(3,277)
BRC	3.500	12/01/2023	TBD(3)	(659)	(667)
4.250	09/20/2023	TBD(3)	EUR	(563)	(622)
6.320	10/24/2023	TBD(3)	$(5,840)	(6,004)
BYR	6.030	03/04/2024	05/20/2024	(3,646)	(3,663)
CDC	5.720	01/24/2024	04/23/2024	(2,731)	(2,761)
5.780	03/19/2024	07/18/2024	(1,145)	(1,147)
5.780	03/28/2024	07/26/2024	(1,258)	(1,259)
5.870	04/02/2024	07/01/2024	(853)	(853)
5.930	01/02/2024	04/02/2024	(765)	(776)
5.980	03/12/2024	07/10/2024	(5,077)	(5,093)
5.980	03/19/2024	07/18/2024	(1,340)	(1,343)
5.980	03/25/2024	07/10/2024	(666)	(667)
5.980	03/28/2024	07/26/2024	(7,594)	(7,599)
IND	5.870	12/15/2023	04/11/2024	(1,470)	(1,496)
5.910	03/18/2024	06/13/2024	(747)	(749)
5.950	03/07/2024	06/07/2024	(974)	(978)
6.000	03/07/2024	06/07/2024	(1,705)	(1,712)
6.010	02/07/2024	05/07/2024	(2,364)	(2,385)
6.050	03/07/2024	06/07/2024	(1,106)	(1,110)
6.130	03/01/2024	06/03/2024	(1,373)	(1,380)
JPS	4.750	03/18/2024	05/03/2024	(309)	(309)
MEI	6.180	12/21/2023	04/19/2024	(4,826)	(4,911)
MSB	6.130	01/26/2024	07/23/2024	(488)	(494)
6.230	01/26/2024	07/23/2024	(685)	(693)
RCY	5.830	03/18/2024	04/17/2024	(663)	(664)
RTA	5.920	03/19/2024	06/20/2024	(2,374)	(2,379)
SOG	5.720	01/19/2024	04/11/2024	(1,997)	(2,021)
5.750	03/21/2024	06/20/2024	(589)	(590)
5.850	01/16/2024	04/16/2024	(10,642)	(10,773)
5.850	01/18/2024	04/16/2024	(5,827)	(5,897)
5.850	01/24/2024	04/24/2024	(1,611)	(1,629)
5.850	03/14/2024	04/22/2024	(682)	(684)
6.050	11/08/2023	04/10/2024	(649)	(665)
6.050	12/14/2023	04/10/2024	(2,383)	(2,427)
6.050	01/24/2024	04/10/2024	(456)	(461)
6.050	02/08/2024	04/10/2024	(1,141)	(1,151)
6.050	03/14/2024	04/10/2024	(1,451)	(1,456)
6.100	10/12/2023	04/12/2024	(616)	(634)
6.100	01/24/2024	04/11/2024	(510)	(516)
6.100	01/24/2024	04/12/2024	(600)	(607)
TDM	5.580	02/20/2024	04/22/2024	(3,371)	(3,393)
UBS	5.850	02/26/2024	05/24/2024	(895)	(900)

Total Reverse Repurchase Agreements	$(120,241)

(k)	Securities with an aggregate market value of $146,575 and cash of $80 have been pledged as collateral under the terms of master agreements as of March 31, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(119,553) at a weighted average interest rate of 5.726%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	12/20/2026	1.253%	EUR	1,000	$39	$68	$107	$1	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	28,300	$513	$94	$607	$80	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	8,700	845	1,689	2,534	0	(29)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	4,600	512	212	724	0	(18)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,300	171	1,382	1,553	0	(14)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$24,600	(2)	690	688	14	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		12,500	2	352	354	8	0
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		192,000	421	338	759	0	(127)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,000	1	92	93	3	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		26,800	436	(1,730)	(1,294)	0	(51)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		8,100	(2)	755	753	19	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		35,800	(84)	(3,042)	(3,126)	0	(83)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		5,430	(1)	497	496	13	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		21,700	(53)	(1,785)	(1,838)	0	(51)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		9,000	(2)	797	795	21	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		35,800	(95)	(2,819)	(2,914)	0	(83)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		49,000	182	(3,125)	(2,943)	0	(105)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		29,500	(7)	3,547	3,540	54	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		32,500	(8)	3,950	3,942	59	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029		76,800	101	1,784	1,885	0	(127)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		21,600	(409)	551	142	33	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		106,500	(10,975)	(547)	(11,522)	0	(191)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		2,800	(1)	533	532	4	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		38,000	2,575	5,483	8,058	55	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		40,600	(568)	6,890	6,322	57	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		43,900	398	(1,847)	(1,449)	0	(36)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		201,500	(5,022)	(9,284)	(14,306)	497	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		1,400	(10)	472	462	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		21,100	(52)	7,867	7,815	0	(27)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		22,000	(85)	7,747	7,662	0	(29)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		6,000	(18)	1,720	1,702	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		2,400	217	862	1,079	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		187,400	1,316	71,473	72,789	0	(266)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(265)	(64)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	1,215	1,367	0	(23)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		9,600	903	915	1,818	0	(38)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		18,000	240	795	1,035	0	(30)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		100	0	0	0	0	0

							$(8,208)	$98,258	$90,050	$917	$(1,341)

Total Swap Agreements							$(8,169)	$98,326	$90,157	$918	$(1,341)

Cash of $14,995 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2024	$378	EUR	347	$0	$(4)
BPS	04/2024	GBP	10,518	$13,352	76	0
04/2024	$4,280	EUR	3,928	0	(42)
05/2024	EUR	344	$372	0	0
BRC	04/2024	$9,434	TRY	304,893	0	(269)
05/2024	1,263	43,381	20	0
06/2024	112	4,048	2	0
DUB	04/2024	EUR	70,372	$76,488	568	0
GLM	04/2024	$1,221	TRY	41,019	23	0
05/2024	DOP	228,321	$3,847	3	(3)
05/2024	$559	TRY	19,318	10	0
06/2024	DOP	8,461	$142	0	0
06/2024	$52	TRY	1,864	0	0
JPM	04/2024	EUR	2,696	$2,928	20	0
04/2024	$843	EUR	770	0	(12)
05/2024	38	TRY	1,308	0	0
06/2024	270	MXN	4,580	2	0
MBC	04/2024	EUR	344	$372	1	0
04/2024	$2,911	CAD	3,949	4	0
04/2024	13,285	GBP	10,518	0	(10)
05/2024	CAD	3,948	$2,911	0	(4)
05/2024	GBP	10,518	13,287	10	0
MYI	04/2024	CAD	3,963	2,919	0	(7)
04/2024	$73,619	EUR	68,023	0	(233)
05/2024	EUR	66,958	$72,550	228	0
RBC	04/2024	$0	MXN	6	0	0
SCX	05/2024	1,520	EUR	1,401	0	(6)

Total Forward Foreign Currency Contracts	$967	$(590)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	5.083%	$800	$(155)	$31	$0	$(124)
DUB	Eskom «	4.650	Quarterly	06/30/2029	0.055	2,900	0	193	193	0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	1.068	EUR	100	(2)	8	6	0

Total Swap Agreements	$(157)	$232	$199	$(124)

(n)

Securities with an aggregate market value of $366 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$186,144	$32,709	$218,853
Corporate Bonds & Notes
Banking & Finance	0	58,480	1,633	60,113
Industrials	0	146,617	0	146,617
Utilities	0	24,375	0	24,375
Convertible Bonds & Notes
Industrials	0	2,133	0	2,133
Municipal Bonds & Notes
Michigan	0	1,666	0	1,666
Ohio	0	5,400	0	5,400
Puerto Rico	0	10,151	0	10,151
West Virginia	0	4,238	0	4,238
U.S. Government Agencies	0	5,346	4,970	10,316
Non-Agency Mortgage-Backed Securities	0	84,263	721	84,984
Asset-Backed Securities	0	34,616	3,164	37,780
Sovereign Issues	0	21,251	0	21,251
Common Stocks
Communication Services	1,275	0	190	1,465
Energy	0	0	61	61
Financials	4,726	0	6,407	11,133
Health Care	0	0	27,877	27,877
Industrials	0	0	16,913	16,913
Utilities	0	0	17,892	17,892
Rights
Consumer Discretionary	1	0	0	1
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	5,456	0	5,456
Real Estate Investment Trusts
Real Estate	3,855	0	0	3,855
Short-Term Instruments
Repurchase Agreements	0	2,038	0	2,038
Short-Term Notes	0	176	0	176
U.S. Treasury Bills	0	919	0	919

$9,857	$593,269	$112,538	$715,664
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$53,813	$0	$0	$53,813

Total Investments	$63,670	$593,269	$112,538	$769,477

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	918	0	918
Over the counter	0	973	193	1,166

$0	$1,891	$193	$2,084
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,341)	0	(1,341)
Over the counter	0	(714)	0	(714)

$0	$(2,055)	$0	$(2,055)

Total Financial Derivative Instruments	$0	$(164)	$193	$29

Totals	$63,670	$593,105	$112,731	$769,506

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$60,051	$28,349	$(40,300)	$1,562	$(6,119)	$4,440	$291	$(15,565)	$32,709	$853
Corporate Bonds & Notes
Banking & Finance	1034	800	0	7	0	63	831	(1,102)	1,633	2
U.S. Government Agencies	4,668	0	(87)	15	29	345	0	0	4,970	337
Non-Agency Mortgage-Backed Securities	889	0	(166)	7	19	(28)	0	0	721	(21)
Asset-Backed Securities	3,815	0	0	21	0	(672)	0	0	3,164	(672)
Common Stocks

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2024 (Unaudited)

Communication Services	331	0	0	0	0	(141)	0	0	190	(141)
Energy	62	0	0	0	0	(1)	0	0	61	(1)
Financials	5,363	0	0	0	0	1,044	0	0	6,407	1,032
Health Care	0	23,552	0	0	0	4,325	0	0	27,877	4,325
Industrials	17,495	141	0	0	0	(723)	0	0	16,913	(300)
Utilities	0	4,730	0	0	0	13,162	0	0	17,892	13,162
Rights
Industrials (3)	116	0	(226)	0	226	(116)	0	0	0	0
Warrants
Financials	177	0	(233)	0	233	(176)	0	0	1	0
Information Technology	8,661	0	(4,690)	0	0	(3,971)	0	0	0	0
Preferred Securities
Industrials	1,671	0	0	0	0	(1,671)	0	0	0	(1,671)

	$104,333	$57,572	$(45,702)	$1,612	$(5,612)	$15,880	$1,122	$(16,667)	$112,538	$16,905
Financial Derivative Instruments- Assets
Over the counter	$125	$0	$0	$0	$0	$68	$0	$0	$193	$70

Totals	$104,458	$57,572	$(45,702)	$1,612	$(5,612)	$15,948	$1,122	$(16,667)	$112,731	$16,975

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$13,137	Comparable Companies			EBITDA Multiple		X	14.000	—
		11,209	Discounted Cash Flow			Discount Rate			10.710 - 26.480	11.615
		8,072	Recent Transaction			Purchase Price			100.000	—
		291	Reference Instrument						1.750	—
Corporate Bonds & Notes
Banking & Finance		831	Expected Recovery			Recovery Rate			17.490	—
		802	Proxy pricing			Base Price			100.069	—
U.S. Government Agencies		4,970	Discounted Cash Flow			Discount Rate			12.100	—
Non-Agency Mortgage-Backed Securities		721	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Asset-Backed Securities		3,164	Discounted Cash Flow			Discount Rate			12.000 - 20.000	16.711
Common Stocks
Communication Services		190	Reference instrument			Stock Price w/Liquidity Discount			10.000	—
Energy		61	Comparable Companies			EBITDA Multiple		X	4.000	—
Financials		6,407	Comparable Companies			EBITDA Multiple		X	4.000	—
Health Care		27,877	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		12,134	Comparable Companies/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple/Discount Rate		X/X /%	0.560/7.180/10.000	—
		2,215	Discounted Cash Flow			Discount Rate			15.380	—
		2,564	Indicative Market Quotation			Broker Quote			2.625 - 24.125	21.647
Utilities		17,863	Comparable Companies			EBITDA Multiple		X	6.100	—
		29	Discounted Cash Flow/Comparable Companies			Discount Rate/Revenue multiple		%/ x	19.250/0.550	—
Warrants
Financials		1	Option Pricing Model			Volatility			40.000	—
Financial Derivative Instruments- Assets
Over the counter		193	Indicative Market Quotation				Broker Quote		5.510

Total		$112,731

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Amount was in financials at the end of the year but changed to industrials.

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Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$165,609	$(111,800)	$0	$4	$53,813	$774	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

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Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	DOP	Dominican Peso	PEN	Peruvian New Sol
AUD	Australian Dollar	EUR	Euro	TRY	Turkish New Lira
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	MXN	Mexican Peso

Index/Spread Abbreviations:
CDOR03	3 month CDN Swap Rate	LIBOR06M	6 Month USD-LIBOR	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR03M	Term SOFR 3-Month
EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap